EX-77.(Q)(1)

                                    Exhibits

(e)(1) Amended Appendix A, dated April 28, 2006, with respect to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - filed herein

(e)(2) Amendment dated October 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited dated December 16, 2002. - filed herein

(e)(3) Amendment dated June 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited dated December 16, 2002. - filed herein

(e)(4) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated December 7, 2005, between ING Life Insurance and Annuity Company and Neuberger Berman Management Inc. - filed herein

(e)(5) Second Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated November 1, 2001 between ING Life Insurance and Annuity Company and Oppenheimer Capital LLC. - filed herein

(e)(6) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated March 29, 2002 between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. - filed herein

(e)(7) Second Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated March 12, 2002 between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC. - filed herein

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(e)(8) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated December 1, 2005 between ING Life Insurance and Annuity Company and Clearbridge Advisors, LLC. - filed herein

(e)(9) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC. - filed herein

(e)(10) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated August 7, 2006 between ING Life Insurance and Annuity Company and Thornburg Investment Management, Inc. - filed herein

(e)(11) Fourth Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated December 14, 2000 between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. - filed herein

(e)(12) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated October 31, 2005 between ING Life Insurance and Annuity Company and Davis Selected Advisors, LP. - filed herein

(e)(13) Second Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated January 23, 2004 between ING Life Insurance and Annuity Company and ING Investment Management Co.

(e)(14) Second Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated March 26, 2002 between ING Life Insurance and Annuity Company and J.P. Morgan Investment Management, Inc.